Exhibit 99.1

EnerNOC Media Relations: Sarah McAuley 617.532.8195 news@enernoc.com	Investor Relations: Christopher Sands 617.692.2569 ir@enernoc.com
EnerNOC Reports Results for Second Quarter of 2016
Boston, August 2, 2016 -- EnerNOC, Inc. (Nasdaq: ENOC), a leading provider of energy intelligence software (EIS) and demand response solutions, today announced results for the second quarter ended June 30, 2016.
“We posted strong financial results for the quarter and we are increasing our full year outlook for the second consecutive period,” said Tim Healy, Chairman and CEO of EnerNOC. “With continued solid execution in demand response and a sharper focus in software as we divest non-core assets, we are well positioned as the trusted technology partner of enterprises to manage their comprehensive energy strategy.”

Summary Financial Results
In thousands
	Q2 2016	Q2 2015	YTD 2016	YTD 2015
Revenue
Software	$16,232	$19,908	$33,265	$37,325
Demand Response	116,462	52,592	152,809	85,726
Total Revenue	$132,694	$72,500	$186,074	$123,051

Net Income (Loss)	$102	$(18,780)	$(40,436)	$(69,082)
Net Income (Loss) Per Diluted Share	$0.00	$(0.66)	$(1.40)	$(2.45)

Cash Used in Operations	$(16,403)	$(5,216)	$(46,150)	$(23,668)
Free Cash Flow [1,2]	$(21,123)	$(11,300)	$(55,261)	$(34,958)
Adjusted EBITDA[1]
Software adjusted EBITDA	$(20,030)	$(15,000)	$(38,037)	$(35,246)
Demand Response adjusted EBITDA	27,965	13,613	24,481	7,197
Corporate unallocated expenses	(4,536)	(4,808)	(10,207)	(8,159)
Consolidated adjusted EBITDA[1,3]	$3,399	$(6,195)	$(23,763)	$(36,208)
1 Refer to "Statement of Use of Non-GAAP Measures" for non-GAAP definitions and refer to the financial schedules attached to this press release for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.
2 Free cash flow does not include cash received for the sale of service lines and assets. Prior period results have been updated to conform with current period presentation.
3Consolidated adjusted EBITDA excludes gain on the sale of service lines and assets. Prior period results have been updated to conform with current period presentation.
Recent Highlights

•
We expanded our demand response contract with Consumers Energy, Michigan’s largest utility. Under the new contract, Consumers Energy will extend the benefits of demand response to more of its commercial and industrial customers, delivering up to 40 megawatts of demand response capacity into the Midcontinent Independent System Operator (MISO) market. This will be the first time a demand response portfolio powered by EnerNOC's technology will participate in the MISO market.

•	We completed the sale of a utility services business for a net selling price of $14 million. The business provides utilities with advisory services that are non-core to our strategy.

•
We restructured our utility customer engagement software business unit and are currently holding the business for sale. Following our exit from the utility customer engagement market, our software business will be focused exclusively on enterprise customers.

•	We appointed Bill Sorenson Chief Financial Officer of the Company effective August 22, 2016. Sorenson will succeed Neil Moses, who plans to retire in early 2017.

Company Issues Third Quarter Guidance and Updates Full Year 2016 Guidance
The Company today issued guidance for the third quarter of 2016 and updated its previously issued guidance for the full year. The Company’s guidance is based on the current indications for its business, which may change at any time.

Guidance for Quarter Ending September 30, 2016
Total Revenue (in millions)	$141-$161
Software Revenue	$16-$19
Demand Response Revenue	$125-$142
GAAP Net Income Per Diluted Share	$0.00-$0.24
Consolidated adjusted EBITDA[1] (in millions)	$15-$22
1 Refer to “Statement of Use of Non-GAAP Measures” for non-GAAP definitions and refer to the financial schedules attached to this press release for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Guidance for the Year Ending December 31, 2016
	Issued on May 5, 2016	Issued on Aug 2, 2016
Total Revenue (in millions)	$365-$395	$370-$400
Software Revenue	$72-$77	$67-$72
Demand Response Revenue	$293-$318	$303-$328
GAAP Net Loss Per Diluted Share	($3.25)-($2.90)	($2.95)-($2.60)
Consolidated adjusted EBITDA[1] (in millions)	($40)-($30)	($35)-($25)
Software adjusted EBITDA[1] (in millions)	($65)-($60)	($65)-($60)
Demand Response adjusted EBITDA[1] (in millions)	$45-$50	$50-$55
Corporate unallocated expenses[1] (in millions)	~($20)	~($20)
1 Refer to “Statement of Use of Non-GAAP Measures” for non-GAAP definitions and refer to the financial schedules attached to this press release for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.
Company to Host Live Conference Call and Webcast
The Company’s management team plans to host a live conference call and webcast at 9:00 a.m. eastern time today to discuss financial results and management’s outlook for the business. The conference call may be accessed in the United States by dialing +1.800.230.1059 and using access code “ENOC”. The conference call may be accessed outside of the United States by dialing +1.612.332.0226 and using access code “ENOC”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://investor.enernoc.com. A replay of the conference call will be available approximately one hour after the call by dialing +1.800.475.6701 or +1.320.365.3844 and using access code 397874 or by accessing the webcast replay on the Company’s investor relations website.
About EnerNOC
EnerNOC is a leading provider of energy intelligence software (EIS) and demand response solutions. With capabilities to better address budgets and procurement, utility bill management, facility analysis and optimization, sustainability and reporting, project tracking, and demand management, EnerNOC's SaaS platform helps enterprises control energy costs, mitigate risk, and streamline compliance and sustainability reporting. EnerNOC also offers access to more demand response programs worldwide than any other provider, providing enterprises a valuable payment stream to further enhance bottom line results and utilities and grid operators a reliable, cost-effective demand-side resource. For more information, visit www.enernoc.com.
EnerNOC, Inc. Safe Harbor Statement
Statements in this press release regarding management's future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, statements relating to the Company’s future financial performance on both a GAAP and non-GAAP basis, and the future growth and success of the Company’s energy intelligence software and demand response solutions, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by terminology such as "anticipate," "believe," "could," "could increase the likelihood," "estimate," "expect," "intend," "is planned," "may," "should," "will," "will enable," "would be expected," "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to under the section "Risk Factors" in EnerNOC's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as other documents that may be filed by EnerNOC from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the Company's actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. EnerNOC is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EnerNOC, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenues:
Software	$16,232	$19,908	$33,265	$37,325
Demand Response	116,462	52,592	152,809	85,726
Total revenues	132,694	72,500	186,074	123,051
Cost of revenues	81,531	33,543	114,125	65,499
Gross profit	51,163	38,957	71,949	57,552
Operating expenses:
Selling and marketing	25,517	23,670	50,532	52,166
General and administrative	27,441	28,453	55,357	56,743
Research and development	7,634	7,735	15,677	15,186
Gain on sale of service lines and assets	(17,376)	(2,991)	(17,376)	(2,991)
Restructuring charges	3,694	—	3,694	—
Total operating expenses	46,910	56,867	107,884	121,104
Income (loss) from operations	4,253	(17,910)	(35,935)	(63,552)
Other income (expense), net	(3,421)	1,705	(334)	(2,952)
Interest expense	(1,844)	(2,240)	(3,621)	(4,532)
Loss before income tax	(1,012)	(18,445)	(39,890)	(71,036)
Benefit from (provision for) income tax	1,109	(345)	(582)	1,940
Net income (loss)	97	(18,790)	(40,472)	(69,096)
Net loss attributable to noncontrolling interest	(5)	(10)	(36)	(14)
Net income (loss) attributable to EnerNOC, Inc.	$102	$(18,780)	$(40,436)	$(69,082)

Net income (loss) attributable to EnerNOC, Inc. per common share
Basic	$0.00	$(0.66)	$(1.40)	$(2.45)
Diluted	$0.00	$(0.66)	$(1.40)	$(2.45)

Weighted average number of common shares used in computing net income (loss) per share attributable to EnerNOC, Inc.
Basic	29,114,200	28,327,867	28,962,021	28,172,398
Diluted	29,569,321	28,327,867	28,962,021	28,172,398

EnerNOC, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except par value and share data)
(unaudited)
	June 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$95,123	$138,120
Trade accounts receivable, net	33,301	43,355
Unbilled revenue	10,341	70,101
Capitalized incremental direct customer contract costs	6,857	33,917
Prepaid expenses and other current assets	14,225	8,118
Assets held for sale	7,470	—
Total current assets	167,317	293,611

Property and equipment, net	44,009	49,653
Goodwill and intangible assets, net	80,696	94,099
Deposits, other assets, and deferred tax assets	5,979	6,351
Total assets	$298,001	$443,714

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,405	$6,002
Accrued capacity payments	47,299	104,278
Accrued payroll and related expenses	13,273	18,058
Accrued expenses and other current liabilities	15,086	20,734
Deferred revenue	14,269	55,631
Liabilities held for sale	915	—
Total current liabilities	92,247	204,703

Deferred revenue	3,448	3,696
Other liabilities and deferred tax liabilities	7,591	9,118
Convertible senior notes	113,203	111,254
Total long-term liabilities	124,242	124,068

Stockholders' equity:
Common stock	31	30
Additional paid-in capital	382,757	377,473
Accumulated other comprehensive loss	(6,768)	(8,524)
Accumulated deficit	(294,771)	(254,335)
Total EnerNOC, Inc. stockholders' equity	81,249	114,644
Non-controlling interest	263	299
Total stockholders' equity	81,512	114,943
Total liabilities and stockholders' equity	$298,001	$443,714

EnerNOC, Inc.
Condensed Consolidated Statements of Cash Flow Data
(in thousands)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Consolidated Statements of Cash Flow Data	2016	2015	2016	2015
Cash used in operating activities	$(16,403)	$(5,216)	$(46,150)	$(23,668)
Cash provided by (used in) investing activities	8,099	(2,969)	3,490	(83,535)
Cash used in financing activities	(824)	(1,119)	(1,496)	(2,130)
Effects of exchange rate changes on cash and cash equivalents	(148)	431	1,159	(1,463)
Net change in cash and cash equivalents	(9,276)	(8,873)	(42,997)	(110,796)
Cash and cash equivalents at beginning of period	104,399	152,428	138,120	254,351
Cash and cash equivalents at end of period	$95,123	$143,555	$95,123	$143,555

EnerNOC, Inc.
Statement on Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented on a GAAP basis, the Company discloses certain non-GAAP measures, including consolidated adjusted EBITDA and free cash flow, that exclude certain amounts. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.
The GAAP measure most comparable to consolidated adjusted EBITDA is GAAP net income (loss) attributable to EnerNOC, Inc. and the GAAP measure most comparable to free cash flow is cash flows provided by (used in) operating activities. Reconciliations of each of these non-GAAP financial measures to the corresponding GAAP measures are included below.
Management uses these non-GAAP measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. Management believes that such measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance. For example, management considers consolidated adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of the business and a good measure of the Company’s historical operating trend. In addition, management considers free cash flow to be an indicator of the Company’s operating trend and performance of the business.
The following is an explanation of the non-GAAP measures that management utilizes, including the adjustments that management excluded as part of the non-GAAP measures:

•
Management defines consolidated adjusted EBITDA as net income (loss) attributable to EnerNOC, Inc., excluding depreciation, asset impairments and amortization, stock-based compensation, gains on sale of service lines and assets, direct and incremental expenses related to acquisitions and divestitures, restructuring charges, gains on early extinguishment of debt, interest expense, income taxes and other income (expense), net.

•
Management defines free cash flow as net cash provided by (used in) operating activities, less capital expenditures. Management defines capital expenditures as purchases of property and equipment, which includes capitalization of internal-use software development costs.

Consolidated adjusted EBITDA and free cash flow may have limitations as analytical tools. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to the financial information presented in accordance with GAAP and should not be considered measures of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

EnerNOC, Inc.
Reconciliation of Free Cash Flow
(in thousands)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net cash used in operating activities	$(16,403)	$(5,216)	$(46,150)	$(23,668)
Subtract: Purchases of property and equipment	(4,720)	(6,084)	(9,111)	(11,290)
Free cash flow [1]	$(21,123)	$(11,300)	(55,261)	$(34,958)
1 Free cash flow does not include cash received for the sale of service lines and assets. Prior period results have been updated to conform with current period presentation.

EnerNOC, Inc.
Supplemental Financial Schedule of Segment Results
(in thousands)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
Segment Information	2016	2015	2016	2015
Revenues:
Software
Subscription software	$5,569	$4,831	$11,745	$9,318
Procurement solutions	8,795	8,855	17,728	17,476
Professional services	1,868	6,222	3,792	10,531
Total Software Revenues	16,232	19,908	33,265	37,325

Demand Response
Grid operator	104,673	41,545	131,485	65,291
Utility	11,789	11,047	21,324	20,435
Total Demand Response Revenues	116,462	52,592	152,809	85,726

Consolidated Revenues	$132,694	$72,500	$186,074	$123,051

Segment Adjusted EBITDA:
Software adjusted EBITDA	$(20,030)	$(15,000)	$(38,037)	$(35,246)
Demand Response adjusted EBITDA	27,965	13,613	24,481	7,197

EnerNOC, Inc.
Reconciliation of Consolidated Adjusted EBITDA
(in thousands)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Software adjusted EBITDA	$(20,030)	$(15,000)	$(38,037)	$(35,246)
Demand Response adjusted EBITDA	27,965	13,613	24,481	7,197
Corporate unallocated expenses	(4,536)	(4,808)	(10,207)	(8,159)
Consolidated adjusted EBITDA [1]	3,399	(6,195)	(23,763)	(36,208)
Depreciation, asset impairment, and amortization	(8,783)	(9,914)	(18,470)	(19,748)
Stock-based compensation expense	(3,669)	(3,321)	(6,784)	(7,730)
Gain on sale of service lines and assets	17,376	2,991	17,376	2,991
Restructuring charges	(3,694)	—	(3,694)	—
Direct and incremental expenses of acquisitions and divestitures [2]	(371)	(1,461)	(564)	(2,843)
Interest and other income (expense), net	(5,265)	(535)	(3,955)	(7,484)
Benefit from (provision for) income tax	1,109	(345)	(582)	1,940
Net income (loss) attributable to EnerNOC, Inc.	$102	$(18,780)	$(40,436)	$(69,082)
1 Consolidated adjusted EBITDA excludes gain on the sale of service lines and assets. Prior period results have been updated to conform with current period presentation.
2 Includes costs that are direct and incremental to business acquisitions and divestitures, including third party professional fees for legal, accounting and valuation services.

Non-GAAP Financial Guidance
This press release also includes estimates of future consolidated adjusted EBITDA. A reconciliation of these amounts to the nearest expected GAAP results is presented below:

	Three Months Ended				Twelve Months Ended
	September 30, 2016				December 31, 2016
			Per Diluted Share				Per Diluted Share
In Millions, Except Per Share Amounts	Low	High	Low	High	Low	High	Low	High
Adjusted EBITDA:
Software adjusted EBITDA					($65)	($60)
Demand Response adjusted EBITDA					$50	$55
Corporate unallocated expenses					($20)	($20)
Consolidated adjusted EBITDA	$15	$22			($35)	($25)

Reconciling Adjustments:
Depreciation and asset impairments	$6	$6			$26	$26
Amortization	$3	$3			$11	$11
Stock-based compensation expense	$3	$3			$14	$14
Direct and incremental expenses of acquisitions, divestitures and restructuring	$1	$1			$6	$6
Net gain on sale of assets or service lines	$0	$0			($17)	($17)
Interest and other income (expense), net	$2	$2			$9	$9
Provision for income taxes	$0	$0			$2	$2

Projected GAAP Net Income (Loss) attributable to EnerNOC, Inc	$0	$7	$0.00	$0.24	($86)	($76)	($2.95)	($2.60)

Weighted Average Number of Common Shares Outstanding-Diluted	29.5	29.5			29.2	29.2